Exhibit 99.1

Spirit Airlines Takes Action to Build a Stronger Foundation and Future for America’s Leading Value Airline

Commences voluntary restructuring process to implement financial and operational transformation to redesign network, optimize fleet and realign strategy with evolving marketplace

Flights, ticket sales, reservations and operations continue

DANIA BEACH, Fla., Aug. 29, 2025 – Spirit Aviation Holdings, Inc. (NYSE American: FLYY), parent company of Spirit Airlines, LLC (“Spirit” or the “Company”), today announced that it is executing a comprehensive restructuring of the airline to position the business for long-term success. To facilitate the process, the Company has filed voluntary petitions for Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Court”).

Spirit intends to use the Chapter 11 process to implement the broad changes necessary to transition the Company for a sustainable future and position it to deliver the best value in the sky for years to come. The Company has been actively engaged with certain of its largest lessors, secured noteholders and key stakeholders over the past few months as it works to refine its path forward. The Chapter 11 process will provide Spirit the tools, time and flexibility to continue ongoing discussions with all of its lessors, financial creditors and other parties to implement a financial and operational transformation of the Company. The Company is also working productively with its secured noteholders, including with respect to potential financing that may become necessary later in the proceedings.

The Company is filing customary motions with the Court to enable it to conduct business as normal during the restructuring process. Guests can continue to book, travel and use tickets, credits and loyalty points. Wages and benefits will continue to be paid and honored for those employed by the Company, including contractors. Spirit intends to pay vendors and suppliers for goods and services provided on or after the filing date in the ordinary course.

“Since emerging from our previous restructuring, which was targeted exclusively on reducing Spirit’s funded debt and raising equity capital, it has become clear that there is much more work to be done and many more tools are available to best position Spirit for the future,” said Dave Davis, President and Chief Executive Officer. “After thoroughly evaluating our options and considering recent events and the market pressures facing our industry, our Board of Directors decided that a court-supervised process is the best path forward to make the changes needed to ensure our long-term success. We have evaluated every corner of our business and are proceeding with a comprehensive approach in which we will be far more strategic about our fleet, markets and opportunities in order to best serve our Guests, Team Members and other stakeholders.”

“As we move forward, Guests can continue to rely on Spirit to provide high-value travel options and connect them with the people and places that matter most,” Davis continued. “On behalf of our Board and leadership, I want to thank our Team Members for their continued dedication, resilience and commitment to delivering a safe, reliable operation and excellent service to our Guests.”

Through the restructuring process, the Company expects to double down on its efforts to:

•	Redesign its network: Spirit will focus its flying on key markets to provide more destinations, frequencies and enhanced connectivity in its focus cities. The Company will also reduce its presence in certain markets.

•	Optimize its fleet size: Spirit will rightsize its fleet to match capacity with profitable demand in line with the redesigned network. This will significantly lower Spirit’s debt and lease obligations and is projected to generate hundreds of millions of dollars in annual operating savings.

•	Address its cost structure: Spirit will reinforce efforts to build on its industry-leading cost model by pursuing further efficiencies across the business.

•	Effectively compete and meet evolving consumer preferences with its three travel options - Spirit First, Premium Economy and Value: Spirit will take full advantage of its lower costs to offer consumers more of what they want - value at every price point. The airline will expand the opportunities for travelers to choose premium options while remaining true to its original mission of making travel more accessible for everyone.

Spirit expects to be delisted from the NYSE American Stock Exchange in the near term as a result of the Chapter 11 filing, and the Company expects that its common stock will continue to trade in the over-the-counter marketplace through the Chapter 11 process. The shares are expected to be cancelled and have no value as part of Spirit's restructuring.

Additional Information

The Company has created a dedicated website for stakeholders to learn about its restructuring process at www.spiritrestructuring.com. Additional information about the Company's Chapter 11 case, including access to Court filings and other documents related to the restructuring process, is available at https://dm.epiq11.com/SpiritAirlines or by calling Spirit's restructuring information line at (855) 952-6606 (U.S. toll free) or +1 (971) 715-2831 (international).

Advisors

Spirit is supported by Davis Polk & Wardwell LLP as legal counsel, Debevoise & Plimpton LLP as fleet counsel, FTI Consulting as restructuring, fleet and communications advisor, PJT Partners as investment banker and Seabury Aviation Partners as network advisor.

About Spirit Airlines

Spirit Airlines (NYSE American: FLYY) is committed to safely delivering the best value in the sky by offering an enhanced travel experience with flexible, affordable options. Spirit serves destinations throughout the United States, Latin America and the Caribbean with its all-Airbus Fit Fleet®, one of the youngest and most fuel-efficient fleets in the U.S. Discover elevated travel options with exceptional value at spirit.com.

Cautionary Statement Regarding Forward Looking Statements

This press release contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") which are subject to the "safe harbor" created by those sections. Forward-looking statements are based on our management's beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are "forward-looking statements" for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "potential," and similar expressions intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding Spirit’s expectations with respect to operating in the normal course, Spirit’s proposed transformation plan, the Chapter 11 process and potential delisting of Spirit’s common stock by the NYSE American Stock Exchange and the subsequent trading of Spirit common stock in over-the-counter markets. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, risks attendant to the bankruptcy process, including the Company's ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of Chapter 11; the effects of Chapter 11, including increased legal and other professional costs necessary to execute the Company's restructuring process, on the Company's liquidity (including the availability of operating capital during the pendency of Chapter 11); the effects of Chapter 11 on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of Chapter 11; objections to the Company's restructuring process or other pleadings filed that could protract Chapter 11; risks associated with Spirit’s proposed transformation plan; risks associated with third-party motions in Chapter 11; Court rulings in the Chapter 11 and the outcome of Chapter 11 in general; employee attrition and the Company's ability to retain senior management and other key personnel due to the distractions and uncertainties; risks associated with the potential delisting or the suspension of trading in its common stock by the NYSE American Stock Exchange and the subsequent trading of Spirit common stock in over-the-counter-markets; the impact of litigation and regulatory proceedings; and other factors discussed in the Company's Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as supplemented in the Company's Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2025 and June 30, 2025. Furthermore, such forward-looking statements speak only as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Investor Inquiries

Spirit Investor Relations

investorrelations@spirit.com

Media Inquiries

Spirit Media Relations

Media_Relations@spirit.com

Or

Rachel Chesley / Rose Temple

spiritcomms@fticonsulting.com